EXHIBIT 10.138.06

                                  CHANGE ORDER
                                     TO THE
                          AMENDED AND RESTATED CONTRACT
                                     FOR THE
                  ENGINEERING, PROCUREMENT AND CONSTRUCTION
                                     OF THE
                   UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

CHANGE ORDER NO. 006

RECITALS:

1. WHEREAS, in accordance with Article 6, the Contractor and Owner mutually agree to amend certain terms in the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996, including all Change Orders (the "Contract");

2. WHEREAS, the Parties agreed to Change Order No. 002 dated April 26, 1997, and the Contractor incurred certain costs associated with issuing and maintaining the Interim Performance Guarantee.

NOW THEREFORE, the Parties hereby agree to the following:

A.    SCHEDULE ADJUSTMENTS

      None.

B.    SPECIAL CONDITIONS

1. The Parties mutually agree that the Owner shall compensate the Contractor for costs associated with issuing and maintaining the Interim Performance Guarantee pursuant to Change Order No. 002, as described below in Section C.

2. This Change Order No. 006 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof, shall operate as an amendment to the Contract and shall be deemed to be a part of the Contract.

3. Except as amended by this Change Order No. 006, all other terms and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect.

4. The effective date of this Change Order No. 006 shall be the date signed below.

CHANGE ORDER NO. 006
FINAL

C.     COST ADJUSTMENTS:

Owner agrees to compensate Contractor for costs associated with the issuance and maintenance of the Interim Performance Guarantee pursuant to Change Order No. 002 in the total amount of US One Hundred Ninety Two Thousand Five Hundred Forty-Nine and NO/100 Dollars ($192,549.00), which includes the following:

1.    Industrial and Commercial Bank of China ("ICBC") Commission    $ 27,200.00
2.    Administrative Costs                                           $ 12,421.00
3.    Interest paid to ICBC                                          $152,928.00
      through Interim Notice to Proceed Period (216 days)
                                                                     -----------
TOTAL AMOUNT DUE UNDER THIS CHANGE ORDER                             $192,549.00

This one time cost adjustment shall be paid in a lump sum payment to the Contractor within thirty (30) days of the signing of this Change Order 6 and shall not be considered an increase in the EPC Contract Price or the "Guaranteed Amount" of the Performance Guarantee issued by the Industrial and Commercial Bank of China, Singapore Branch on December 10, 1997.

Agreed to this 21st day of April, 1998 by and between:


OWNER:                                    CONTRACTOR:
Bhote Koshi Power Company                 China Gezhouba Construction Group
Private Limited                           Corporation for Water Resources and
                                          Hydropower



By:  [SIGNATURE ILLEGIBLE]              By:  [SIGNATURE ILLEGIBLE]

           [SEAL]

CHANGE ORDER NO. 006
FINAL